Supplemental Exhibit

(Unaudited)

Financial Results as Adjusted for Accounting Standards Update for Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12)

Unum Group
Supplemental Exhibit for ASU 2018-12

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Consolidated Statements of Income	3
Consolidated Balance Sheets	4
Financial Results and Selected Statistics by Segment
Unum US	5
Unum International	6
Colonial Life	7
Closed Block	8
Appendix to Supplemental Exhibit	9

See "Appendix to Supplemental Exhibit" on page 9 for a summary of significant items and page 9.2 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights - Adjusted for ASU 2018-12

We adopted ASU 2018-12 using the modified retrospective approach effective January 1, 2023, with changes applied as of January 1, 2021, also referred to as the transition date. Below and on the remaining pages we are providing 2021 and 2022 financial data adjusted for our modified retrospective adoption of this update.

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Consolidated U.S. GAAP Results¹
Premium Income	$2,410.2	$2,388.9	$2,416.0	$2,401.4	$9,616.5	$9,475.0

Adjusted Operating Revenue	$2,998.2	$2,963.5	$3,043.7	$2,994.4	$11,999.8	$11,931.1
Net Investment Gain (Loss)	6.6	(4.4)	(4.1)	(13.8)	(15.7)	76.7

Total Revenue	$3,004.8	$2,959.1	$3,039.6	$2,980.6	$11,984.1	$12,007.8

Net Income	$289.2	$510.3	$367.3	$240.4	$1,407.2	$981.0
Net Income Per Common Share:
Basic	$1.45	$2.55	$1.83	$1.19	$7.01	$4.80
Assuming Dilution	$1.44	$2.53	$1.81	$1.18	$6.96	$4.79

Assets					$61,148.5	$72,292.3
Liabilities					$52,413.5	$66,258.4
Stockholders' Equity					$8,735.0	$6,033.9
Adjusted Stockholders' Equity					$11,459.1	$10,528.4

Adjusted Operating Return on Equity
Unum US	15.3%	20.2%	20.3%	11.7%	16.7%	7.3%
Unum International	26.4%	25.5%	23.3%	15.6%	21.4%	10.8%
Colonial Life	17.9%	32.8%	18.5%	20.2%	22.5%	21.1%
Core Operating Segments	17.0%	23.7%	20.2%	14.1%	18.6%	11.0%
Consolidated	10.7%	14.6%	14.5%	10.3%	12.4%	9.2%

1 Generally Accepted Accounting Principles

Unum Group Capital Metrics - Adjusted for ASU 2018-12

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Book Value (in millions)
Total Stockholders' Equity	$8,735.0	$8,402.8	$7,787.8	$6,887.8	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(3,028.4)	(3,486.3)	(1,560.4)	1,121.2	4,014.4
Net Gain (Loss) on Hedges	(9.6)	13.5	46.4	51.4	61.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	313.9	681.7	(1,541.2)	(4,912.6)	(8,570.7)
Subtotal	11,459.1	11,193.9	10,843.0	10,627.8	10,528.4
Excluding:
Foreign Currency Translation Adjustment	(390.1)	(439.0)	(367.5)	(306.7)	(274.1)
Subtotal	11,849.2	11,632.9	11,210.5	10,934.5	10,802.5
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(334.1)	(380.9)	(386.8)	(391.8)	(396.0)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$12,183.3	$12,013.8	$11,597.3	$11,326.3	$11,198.5

Book Value (per share)
Total Stockholders' Equity	$44.17	$42.20	$38.89	$34.12	$29.79
Excluding:
Net Unrealized Gain (Loss) on Securities	(15.31)	(17.51)	(7.79)	5.55	19.82
Net Gain (Loss) on Hedges	(0.05)	0.07	0.23	0.25	0.30
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1.59	3.42	(7.70)	(24.33)	(42.32)
Subtotal	57.94	56.22	54.15	52.65	51.99
Excluding:
Foreign Currency Translation Adjustment	(1.98)	(2.20)	(1.84)	(1.52)	(1.35)
Subtotal	59.92	58.42	55.99	54.17	53.34
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(1.69)	(1.91)	(1.93)	(1.94)	(1.96)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$61.61	$60.33	$57.92	$56.11	$55.30

Leverage Ratio	23.4%	23.8%	24.5%	24.9%	25.1%

Unum Group Consolidated Statements of Income - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Revenue
Premium Income	$2,410.2	$2,388.9	$2,416.0	$2,401.4	$9,616.5	$9,475.0
Net Investment Income	524.4	511.6	559.0	527.2	2,122.2	2,213.2
Net Investment Gain (Loss)	6.6	(4.4)	(4.1)	(13.8)	(15.7)	76.7
Other Income	63.6	63.0	68.7	65.8	261.1	242.9
Total Revenue	3,004.8	2,959.1	3,039.6	2,980.6	11,984.1	12,007.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,850.2	1,784.0	1,865.7	1,983.0	7,482.9	7,897.3
Change in Reserves - Remeasurement Gain	(71.4)	(282.5)	(65.6)	(68.8)	(488.3)	(344.0)
Commissions	267.3	271.5	274.4	273.2	1,086.4	1,038.1
Interest and Debt Expense	47.2	47.0	47.4	46.9	188.5	185.0
Cost Related to Early Retirement of Debt	—	4.2	—	—	4.2	67.3
Deferral of Acquisition Costs	(137.8)	(139.4)	(137.9)	(141.8)	(556.9)	(523.2)
Amortization of Deferred Acquisition Costs	108.1	102.9	106.5	103.6	421.1	452.1
Other Expenses	567.7	529.8	509.9	488.8	2,096.2	1,974.6
Total Benefits and Expenses	2,631.3	2,317.5	2,600.4	2,684.9	10,234.1	10,747.2

Income Before Income Tax	373.5	641.6	439.2	295.7	1,750.0	1,260.6
Income Tax Expense	84.3	131.3	71.9	55.3	342.8	279.6

Net Income	$289.2	$510.3	$367.3	$240.4	$1,407.2	$981.0

Unum Group Consolidated Balance Sheets - Adjusted for ASU 2018-12

	2022				2021
	December 31	September 30	June 30	March 31	December 31
Assets

Investments
Fixed Maturity Securities - at fair value	$34,840.8	$34,148.2	$36,576.4	$39,946.0	$43,336.0
Mortgage Loans	2,435.4	2,476.4	2,490.7	2,529.5	2,560.4
Policy Loans	3,601.2	3,640.8	3,524.3	3,573.5	3,662.9
Other Long-term Investments	1,440.1	1,430.4	1,391.6	1,280.4	1,203.0
Short-term Investments	1,394.8	1,183.2	1,336.1	1,295.5	1,388.0
Total Investments	43,712.3	42,879.0	45,319.1	48,624.9	52,150.3

Other Assets
Cash and Bank Deposits	119.2	143.3	151.4	106.6	75.0
Accounts and Premiums Receivable	1,482.1	1,475.4	1,563.9	1,571.6	1,519.9
Reinsurance Recoverable	9,608.0	9,574.1	10,110.9	10,939.5	11,924.2
Accrued Investment Income	615.0	717.2	705.6	658.5	602.7
Deferred Acquisition Costs	2,560.0	2,526.5	2,493.3	2,464.3	2,427.4
Goodwill	347.6	344.4	347.7	350.8	352.2
Property and Equipment	451.7	442.4	447.5	454.9	462.7
Deferred Income Tax	586.0	601.2	686.7	889.8	1,085.6
Other Assets	1,666.6	1,674.4	1,684.0	1,704.9	1,692.3

Total Assets	$61,148.5	$60,377.9	$63,510.1	$67,765.8	$72,292.3

Unum Group Consolidated Balance Sheets - Adjusted for ASU 2018-12 - Continued

	2022				2021
	December 31	September 30	June 30	March 31	December 31
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits[1]	$39,082.5	$38,315.2	$41,918.7	$46,991.7	$52,510.7
Policyholders' Account Balances[1]	5,234.8	5,305.6	5,247.7	5,255.3	5,295.7
Unearned Premiums	365.5	406.8	449.9	444.8	360.3
Other Policyholders’ Funds	1,750.4	1,756.0	1,778.8	1,816.9	1,790.9
Income Tax Payable	190.9	212.2	232.6	227.2	159.1
Deferred Income Tax	25.2	20.9	36.7	104.5	113.6
Short-term Debt	2.0	—	—	—	—
Long-term Debt	3,427.8	3,429.2	3,442.8	3,442.9	3,442.2
Other Liabilities	2,334.4	2,529.2	2,615.1	2,594.7	2,585.9

Total Liabilities	52,413.5	51,975.1	55,722.3	60,878.0	66,258.4

Stockholders’ Equity
Common Stock	30.8	30.8	30.8	30.8	30.7
Additional Paid-in Capital	2,441.0	2,432.3	2,417.4	2,395.8	2,408.1
Accumulated Other Comprehensive Income (Loss)	(3,448.3)	(3,611.0)	(3,809.5)	(4,438.5)	(5,164.6)
Retained Earnings	13,141.3	12,917.9	12,473.7	12,166.9	11,989.4
Treasury Stock - at cost	(3,429.8)	(3,367.2)	(3,324.6)	(3,267.2)	(3,229.7)

Total Stockholders’ Equity	8,735.0	8,402.8	7,787.8	6,887.8	6,033.9

Total Liabilities and Stockholders’ Equity	$61,148.5	$60,377.9	$63,510.1	$67,765.8	$72,292.3

1 We previously reported Policy and Contract Benefits and Reserves for Future Policy Benefits in our consolidated balance sheets for each of the periods shown above. As part of the adoption of ASU 2018-12, these balances were reclassified into new line items, Future Policy Benefits and Policyholders' Account Balances.

4.1

Unum Group Financial Results - Adjusted for ASU 2018-12

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, and non-contemporaneous reinsurance, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

Unum Group Financial Results for Unum US Segment - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income	$1,580.6	$1,556.8	$1,571.0	$1,543.0	$6,251.4	$6,072.0
Net Investment Income	166.9	170.6	167.8	171.0	676.3	721.6
Other Income	49.5	49.0	50.7	47.1	196.3	170.0
Total	1,797.0	1,776.4	1,789.5	1,761.1	7,124.0	6,963.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,106.5	1,033.9	1,087.7	1,184.3	4,412.4	4,720.1
Change in Reserves - Remeasurement Gain	(76.7)	(211.8)	(87.6)	(65.4)	(441.5)	(289.8)
Commissions	155.8	151.3	154.1	153.2	614.4	583.4
Deferral of Acquisition Costs	(73.7)	(66.2)	(64.9)	(68.3)	(273.1)	(257.8)
Amortization of Deferred Acquisition Costs	62.4	62.9	58.7	56.9	240.9	285.9
Other Expenses	391.1	354.7	349.6	332.1	1,427.5	1,291.2
Total	1,565.4	1,324.8	1,497.6	1,592.8	5,980.6	6,333.0

Income Before Income Tax and Net Investment Gains and Losses	231.6	451.6	291.9	168.3	1,143.4	630.6
Reserve Assumption Updates	—	(155.0)	—	—	(155.0)	(215.0)
Adjusted Operating Income	$231.6	$296.6	$291.9	$168.3	$988.4	$415.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	65.2%	62.8%	63.7%	72.5%	66.0%	76.5%
Other Expense Ratio[2]	24.0%	22.1%	21.6%	20.9%	22.2%	20.7%
Income Ratio		29.0%			18.3%	10.4%
Adjusted Operating Income Ratio	14.7%	19.1%	18.6%	10.9%	15.8%	6.8%
1Excludes the reserve decreases related to the reserve assumption updates that occurred during the third quarters of 2022 and 2021.
2Includes Unum US Group Disability's Other Income, which is primarily related to the fee-based services.

Unum Group Financial Results for Unum US Group Disability - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$492.5	$480.9	$474.4	$463.9	$1,911.7	$1,827.8
Group Short-term Disability	240.4	232.2	232.1	221.6	926.3	864.0
Total Premium Income	732.9	713.1	706.5	685.5	2,838.0	2,691.8
Net Investment Income	86.5	84.8	87.5	90.3	349.1	379.6
Other Income	48.3	48.4	49.8	45.3	191.8	165.7
Total	867.7	846.3	843.8	821.1	3,378.9	3,237.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	545.0	498.6	535.3	563.9	2,142.8	2,140.8
Change in Reserves - Remeasurement Gain	(65.4)	(174.6)	(64.0)	(56.4)	(360.4)	(229.3)
Commissions	53.3	52.1	53.4	52.5	211.3	199.8
Deferral of Acquisition Costs	(15.0)	(12.9)	(12.5)	(12.7)	(53.1)	(49.8)
Amortization of Deferred Acquisition Costs	15.0	14.2	12.7	11.1	53.0	84.2
Other Expenses	231.8	217.2	213.4	199.9	862.3	773.9
Total	764.7	594.6	738.3	758.3	2,855.9	2,919.6

Income Before Income Tax and Net Investment Gains and Losses	103.0	251.7	105.5	62.8	523.0	317.5
Reserve Assumption Updates	—	(121.0)	—	—	(121.0)	(215.0)
Adjusted Operating Income	$103.0	$130.7	$105.5	$62.8	$402.0	$102.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	65.4%	62.4%	66.7%	74.0%	67.1%	79.0%
Other Expense Ratio[2]	29.7%	28.5%	28.2%	27.4%	28.5%	27.1%
Income Ratio		35.3%			18.4%	11.8%
Adjusted Operating Income Ratio	14.1%	18.3%	14.9%	9.2%	14.2%	3.8%
1Excludes the reserve decreases related to the reserve assumption updates that occurred during the third quarters of 2022 and 2021.
2Includes Other Income, which is primarily related to the fee-based services.
5.1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Group Life	$419.2	$417.7	$419.6	$412.6	$1,669.1	$1,641.9
Accidental Death & Dismemberment	44.0	43.8	43.8	42.1	173.7	165.1
Total Premium Income	463.2	461.5	463.4	454.7	1,842.8	1,807.0
Net Investment Income	25.2	25.3	24.9	24.9	100.3	104.0
Other Income	0.4	0.4	0.4	0.4	1.6	1.7
Total	488.8	487.2	488.7	480.0	1,944.7	1,912.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	367.6	366.6	342.9	407.1	1,484.2	1,730.8
Change in Reserves - Remeasurement Loss (Gain)	(5.3)	(40.8)	(14.6)	(7.6)	(68.3)	4.0
Commissions	36.7	38.8	38.2	36.7	150.4	144.7
Deferral of Acquisition Costs	(10.4)	(9.0)	(8.8)	(9.1)	(37.3)	(36.1)
Amortization of Deferred Acquisition Costs	11.4	11.0	10.1	9.4	41.9	58.6
Other Expenses	62.4	58.4	56.2	54.1	231.1	213.8
Total	462.4	425.0	424.0	490.6	1,802.0	2,115.8

Income (Loss) Before Income Tax and Net Investment Gains and Losses	26.4	62.2	64.7	(10.6)	142.7	(203.1)
Reserve Assumption Update	—	(34.0)	—	—	(34.0)	—
Adjusted Operating Income (Loss)	$26.4	$28.2	$64.7	$(10.6)	$108.7	$(203.1)

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	78.2%	78.0%	70.8%	87.9%	78.7%	96.0%
Other Expense Ratio	13.5%	12.7%	12.1%	11.9%	12.5%	11.8%
Income Ratio		13.5%			7.7%
Adjusted Operating Income (Loss) Ratio	5.7%	6.1%	14.0%	(2.3)%	5.9%	(11.2)%
1Excludes the reserve decrease related to the reserve assumption update that occurred during the third quarter of 2022.
5.2

Unum Group Financial Results for Unum US Supplemental and Voluntary - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$204.5	$196.2	$214.4	$218.6	$833.7	$840.7
Individual Disability	110.8	118.9	117.8	113.6	461.1	459.8
Dental and Vision	69.2	67.1	68.9	70.6	275.8	272.7
Total Premium Income	384.5	382.2	401.1	402.8	1,570.6	1,573.2
Net Investment Income	55.2	60.5	55.4	55.8	226.9	238.0
Other Income	0.8	0.2	0.5	1.4	2.9	2.6
Total	440.5	442.9	457.0	460.0	1,800.4	1,813.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	193.9	168.7	209.5	213.3	785.4	848.5
Change in Reserves - Remeasurement Loss (Gain)	(6.0)	3.6	(9.0)	(1.4)	(12.8)	(64.5)
Commissions	65.8	60.4	62.5	64.0	252.7	238.9
Deferral of Acquisition Costs	(48.3)	(44.3)	(43.6)	(46.5)	(182.7)	(171.9)
Amortization of Deferred Acquisition Costs	36.0	37.7	35.9	36.4	146.0	143.1
Other Expenses	96.9	79.1	80.0	78.1	334.1	303.5
Total	338.3	305.2	335.3	343.9	1,322.7	1,297.6

Adjusted Operating Income	$102.2	$137.7	$121.7	$116.1	$477.7	$516.2

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits	43.4%	35.1%	42.4%	44.9%	41.6%	45.1%
Individual Disability	48.4%	45.0%	50.3%	54.6%	49.5%	45.0%
Dental and Vision	65.9%	74.5%	72.9%	73.4%	71.6%	72.6%
Other Expense Ratio	25.2%	20.7%	19.9%	19.4%	21.3%	19.3%
Adjusted Operating Income Ratio	26.6%	36.0%	30.3%	28.8%	30.4%	32.8%

5.3

Unum Group Financial Results for Unum International Segment - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$89.4	$89.8	$94.3	$103.4	$376.9	$401.9
Group Life	37.7	35.0	33.3	32.2	138.2	112.3
Supplemental	28.2	27.4	29.4	29.0	114.0	112.6
Unum Poland	23.0	21.1	22.4	23.2	89.7	90.2
Total Premium Income	178.3	173.3	179.4	187.8	718.8	717.0
Net Investment Income	47.8	37.0	50.8	34.5	170.1	132.7
Other Income	0.2	0.2	0.3	0.2	0.9	0.6
Total	226.3	210.5	230.5	222.5	889.8	850.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	102.4	153.7	129.8	135.7	521.6	555.0
Change in Reserves - Remeasurement Loss (Gain)	19.2	(25.3)	21.3	12.8	28.0	(2.0)
Commissions	11.4	15.0	15.0	14.9	56.3	54.1
Deferral of Acquisition Costs	(2.7)	(2.9)	(2.9)	(3.5)	(12.0)	(12.8)
Amortization of Deferred Acquisition Costs	2.1	1.3	2.7	2.1	8.2	7.0
Other Expenses	38.8	36.2	36.5	34.6	146.1	139.1
Total	171.2	178.0	202.4	196.6	748.2	740.4

Adjusted Operating Income	$55.1	$32.5	$28.1	$25.9	$141.6	$109.9

Unum Group Financial Results for Unum UK - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
(in millions of pounds, except exchange rate)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£76.2	£76.2	£75.1	£77.1	£304.6	£292.0
Group Life	32.0	29.8	26.5	24.0	112.3	81.7
Supplemental	23.9	23.4	23.4	21.6	92.3	81.8
Total Premium Income	132.1	129.4	125.0	122.7	509.2	455.5
Net Investment Income	38.6	29.9	39.2	24.2	131.9	91.0
Other Income	—	—	—	0.1	0.1	0.1
Total	170.7	159.3	164.2	147.0	641.2	546.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	76.4	117.6	92.6	89.9	376.5	362.8
Change in Reserves - Remeasurement Loss (Gain)	16.0	(21.1)	17.3	9.7	21.9	1.7
Commissions	5.8	9.1	8.7	8.2	31.8	28.7
Deferral of Acquisition Costs	(0.9)	(1.0)	(1.1)	(1.2)	(4.2)	(4.3)
Amortization of Deferred Acquisition Costs	1.4	0.8	1.9	1.2	5.3	4.5
Other Expenses	26.4	25.3	23.3	20.6	95.6	81.8
Total	125.1	130.7	142.7	128.4	526.9	475.2

Adjusted Operating Income	£45.6	£28.6	£21.5	£18.6	£114.3	£71.4

Weighted Average Pound/Dollar Exchange Rate	1.197	1.157	1.256	1.339	1.221	1.378

Operating Ratios (% of Premium Income):
Benefit Ratio	69.9%	74.6%	87.9%	81.2%	78.2%	80.0%
Other Expense Ratio	20.0%	19.6%	18.6%	16.8%	18.8%	18.0%
Adjusted Operating Income Ratio	34.5%	22.1%	17.2%	15.2%	22.4%	15.7%

6.1

Unum Group Financial Results for Colonial Life Segment - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$234.9	$236.1	$238.2	$239.7	$948.9	$953.3
Life	97.9	100.2	101.3	101.7	401.1	384.7
Cancer and Critical Illness	87.6	87.0	88.1	89.3	352.0	352.2
Total Premium Income	420.4	423.3	427.6	430.7	1,702.0	1,690.2
Net Investment Income	37.3	38.6	38.7	38.1	152.7	172.0
Other Income	0.3	0.3	0.2	0.3	1.1	1.0
Total	458.0	462.2	466.5	469.1	1,855.8	1,863.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	233.8	221.0	231.3	240.5	926.6	969.8
Change in Reserves - Remeasurement Gain	(17.8)	(70.1)	(1.4)	(11.2)	(100.5)	(58.1)
Commissions	82.0	86.0	86.4	85.6	340.0	320.1
Deferral of Acquisition Costs	(61.4)	(70.3)	(70.1)	(70.0)	(271.8)	(252.6)
Amortization of Deferred Acquisition Costs	43.6	38.7	45.1	44.6	172.0	159.2
Other Expenses	82.3	83.8	78.6	76.7	321.4	297.0
Total	362.5	289.1	369.9	366.2	1,387.7	1,435.4

Adjusted Operating Income	$95.5	$173.1	$96.6	$102.9	$468.1	$427.8

Operating Ratios (% of Premium Income):
Benefit Ratio	51.4%	35.6%	53.8%	53.2%	48.5%	53.9%
Other Expense Ratio	19.6%	19.8%	18.4%	17.8%	18.9%	17.6%
Adjusted Operating Income Ratio	22.7%	40.9%	22.6%	23.9%	27.5%	25.3%

Unum Group Financial Results for Closed Block Segment - Adjusted for ASU 2018-12

	Three Months Ended				Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.4	$174.5	$173.7	$174.8	$697.4	$704.3
All Other	56.5	61.0	64.3	65.1	246.9	291.5
Total Premium Income	230.9	235.5	238.0	239.9	944.3	995.8
Net Investment Income	252.9	251.4	291.5	274.8	1,070.6	1,159.0
Other Income	12.4	13.1	16.5	16.0	58.0	65.1
Total	496.2	500.0	546.0	530.7	2,072.9	2,219.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	407.5	375.4	416.9	422.5	1,622.3	1,652.5
Change in Reserves - Remeasurement Loss (Gain)	3.9	24.7	2.1	(5.0)	25.7	5.9
Commissions	18.1	19.2	18.9	19.5	75.7	80.5
Other Expenses	44.5	42.4	44.5	40.9	172.3	194.2
Total	474.0	461.7	482.4	477.9	1,896.0	1,933.1

Income Before Income Tax and Net Investment Gains and Losses	22.2	38.3	63.6	52.8	176.9	286.8
Amortization of the Cost of Reinsurance	11.8	11.8	13.3	13.4	50.3	69.8
Non-Contemporaneous Reinsurance	10.3	1.7	10.0	12.4	34.4	32.9
Transaction Costs Related to Closed Block Individual Disability Reinsurance Transaction	—	—	—	—	—	6.2
Adjusted Operating Income	$44.3	$51.8	$86.9	$78.6	$261.6	$395.7

Interest Adjusted Loss Ratios:
Long-term Care	85.4%	81.9%	84.9%	82.2%	83.6%	81.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	14.2%	13.0%	13.1%	11.5%	12.9%	11.9%
Income Ratio	9.6%	16.3%	26.7%	22.0%	18.7%	28.8%
Adjusted Operating Income Ratio	19.2%	22.0%	36.5%	32.8%	27.7%	39.7%
1Excludes amortization of the cost of reinsurance. Also excluded are transaction costs related to the second phase of the Closed Block individual disability reinsurance transaction that occurred during the first quarter of 2021.

Appendix to Supplemental Exhibit

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in reserve reductions of $121.0 million and $34.0 million before tax, or $95.6 million and $26.9 million after tax, in our Unum US group long-term disability and group life product lines, respectively.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a reserve reduction of $215.0 million before tax, or $169.9 million after tax, in our Unum US group long-term disability product line.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $23.6 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we originally recognized the following in the first quarter of 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Prior to the implementation of ASU 2018-12, an increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Prior to the implementation of ASU 2018-12, reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.
•Prior to the implementation of ASU 2018-12, cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort.

Appendix to Supplemental Exhibit - Continued

Deposit asset of $5.0 million related to the ALR cohort.

In applying ASU 2018-12 to the second phase of our Closed Block individual disability reinsurance transaction, we recognized the following changes:
•The ceded reserves were valued using a discount rate reflective of an upper-medium grade fixed-income instrument as of the transaction date and the increase in benefits and change in reserves for future benefits of $133.1 million described above was reversed, resulting in a net $142.5 million decrease to the cost of reinsurance, or prepaid reinsurance premium related to the DLR cohort, and a net $142.5 million increase to the reinsurance recoverable related to the DLR cohort.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, and non-contemporaneous reinsurance as well as certain other items, as applicable;
~~•~~Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the DLR cohort of policies as well as the impacts related to the non-contemporaneous reinsurance that occurred as a result of the adoption of ASU 2018-12. The impacts of non-contemporaneous reinsurance are related to the second phase of the reinsurance transaction. The direct reserves for this block are locked-in using the discount rate utilized as of the transition date, January 1, 2021, while the ceded reserves are locked-in using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021, resulting in higher ceded reserves. While the total equity impact is neutral, the different discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 9.2, other than book value per common share, which is presented on page 2.
9.1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended				Twelve Months Ended
	December 31	September 30	June 30	March 31	December 31	December 31
	2022				2022	2021
Total Revenue	$3,004.8	$2,959.1	$3,039.6	$2,980.6	$11,984.1	$12,007.8
Excluding:
Net Investment Gain (Loss)	6.6	(4.4)	(4.1)	(13.8)	(15.7)	76.7
Adjusted Operating Revenue	$2,998.2	$2,963.5	$3,043.7	$2,994.4	$11,999.8	$11,931.1

9.2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2022
Unum US	$781.1	$4,675.8	16.7%
Unum International	167.6	781.6	21.4%
Colonial Life	369.5	1,642.5	22.5%
Core Operating Segments	1,318.2	7,099.9	18.6%
Closed Block	201.8	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,363.8	$10,993.8	12.4%

Year Ended December 31, 2021
Unum US	$328.9	$4,481.3	7.3%
Unum International	87.6	808.0	10.8%
Colonial Life	337.8	1,597.9	21.1%
Core Operating Segments	754.3	6,887.2	11.0%
Closed Block	249.3	4,265.6
Corporate	(69.7)	(1,046.1)
Total	$933.9	$10,106.7	9.2%

1Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 9.5. Due to the implementation of ASU 2018-12 for which the beginning balance of 2021 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2021 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2021. As a result, average equity for the years ended December 31, 2021 for certain of our segments will not compute using the historical allocated equity at December 31, 2020.
9.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[2]	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2022
Unum US	$182.8	$4,783.4	15.3%
Unum International	48.1	730.1	26.4%
Colonial Life	75.3	1,678.5	17.9%
Core Operating Segments	306.2	7,192.0	17.0%
Closed Block	32.9	4,942.0
Corporate	(37.4)	(807.5)
Total	$301.7	$11,326.5	10.7%

Three Months Ended September 30, 2022
Unum US	$234.4	$4,643.5	20.2%
Unum International	45.3	709.7	25.5%
Colonial Life	136.6	1,668.1	32.8%
Core Operating Segments	416.3	7,021.3	23.7%
Closed Block	39.3	4,688.4
Corporate	(53.7)	(691.2)
Total	$401.9	$11,018.5	14.6%

Three Months Ended June 30, 2022
Unum US	$230.8	$4,537.4	20.3%
Unum International	43.7	751.2	23.3%
Colonial Life	76.3	1,649.4	18.5%
Core Operating Segments	350.8	6,938.0	20.2%
Closed Block	68.0	4,572.1
Corporate	(30.0)	(774.7)
Total	$388.8	$10,735.4	14.5%

Three Months Ended March 31, 2022
Unum US	$133.1	$4,550.9	11.7%
Unum International	30.5	782.5	15.6%
Colonial Life	81.3	1,612.9	20.2%
Core Operating Segments	244.9	6,946.3	14.1%
Closed Block	61.6	4,592.6
Corporate	(35.1)	(960.8)
Total	$271.4	$10,578.1	10.3%
2Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 9.5.
9.4

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	1/1/2021
Total Stockholders' Equity	$8,735.0	$8,402.8	$7,787.8	$6,887.8	$6,033.9	$4,166.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(3,028.4)	(3,486.3)	(1,560.4)	1,121.2	4,014.4	5,315.8
Net Gain (Loss) on Hedges	(9.6)	13.5	46.4	51.4	61.8	97.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	313.9	681.7	(1,541.2)	(4,912.6)	(8,570.7)	(10,932.5)
Total Adjusted Stockholders' Equity	$11,459.1	$11,193.9	$10,843.0	$10,627.8	$10,528.4	$9,684.9

	Twelve Months Ended
	12/31/2022	12/31/2021
Average Adjusted Stockholders' Equity	$10,993.8	$10,106.7

	Three Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Average Adjusted Stockholders' Equity	$11,326.5	$11,018.5	$10,735.4	$10,578.1

9.5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	December 31	September 30	June 30	March 31
	2022
Net Income (in millions)	$289.2	$510.3	$367.3	$240.4
Excluding:
Net Investment Gain (Loss) (net of tax expense (benefit) of $1.7; $(1.0); $(1.0); $(3.2))	4.9	(3.4)	(3.1)	(10.6)
Amortization of the Cost of Reinsurance (net of tax benefit of $2.5; $2.5; $2.8; $2.8)	(9.3)	(9.3)	(10.5)	(10.6)
Non-Contemporaneous Reinsurance (net of tax benefit of $2.2; $0.3; $2.1; $2.6)	(8.1)	(1.4)	(7.9)	(9.8)
Reserve Assumption Updates (net of tax expense of $-; $32.5; $-; $-)	—	122.5	—	—
After-tax Adjusted Operating Income (in millions)	$301.7	$401.9	$388.8	$271.4

	Three Months Ended
	December 31	September 30	June 30	March 31
	2022
Net Income (per share*)	$1.44	$2.53	$1.81	$1.18
Excluding:
Net Investment Gain (Loss)	0.02	(0.02)	(0.02)	(0.05)
Amortization of the Cost of Reinsurance	(0.04)	(0.04)	(0.05)	(0.05)
Non-Contemporaneous Reinsurance	(0.04)	(0.01)	(0.04)	(0.05)
Reserve Assumption Updates	—	0.61	—	—
After-tax Adjusted Operating Income (per share*)	$1.50	$1.99	$1.92	$1.33

*Assuming Dilution.

9.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2022		2021
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,407.2	$6.96	$981.0	$4.79
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $14.2)	—	—	53.4	0.26
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(3.5); $1.9)	(12.2)	(0.07)	7.2	0.03
Total Net Investment Gain (Loss)	(12.2)	(0.07)	60.6	0.29
Items Related to Closed Block Individual Disability Reinsurance Transaction
Amortization of the Cost of Reinsurance (net of tax benefit of $10.6; $14.7)	(39.7)	(0.20)	(55.1)	(0.27)
Non-Contemporaneous Reinsurance (net of tax benefit of of $7.2; $7.0)	(27.2)	(0.13)	(25.9)	(0.12)
Transaction Costs (net of tax benefit of $—; $1.2)	—	—	(5.0)	(0.02)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(66.9)	(0.33)	(86.0)	(0.41)
Reserve Assumption Updates (net of tax expense of $32.5; $45.1)	122.5	0.61	169.9	0.83
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $2.5)	—	—	(9.6)	(0.05)
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $14.1)	—	—	(53.2)	(0.26)
Impairment Loss on ROU Asset (net of tax benefit of $—; $2.9)	—	—	(11.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	(23.6)	(0.12)
After-tax Adjusted Operating Income	$1,363.8	$6.75	$933.9	$4.56

*Assuming Dilution.

9.7

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31	September 30	June 30	March 31	December 31
	2022				2021
Debt	$3,429.8	$3,429.2	$3,442.8	$3,442.9	$3,442.2
Including:
Lease Liability	67.9	69.8	75.2	78.1	82.6
Adjusted Debt and Lease Liability	$3,497.7	$3,499.0	$3,518.0	$3,521.0	$3,524.8

Total Stockholders' Equity	$8,735.0	$8,402.8	$7,787.8	$6,887.8	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(3,028.4)	(3,486.3)	(1,560.4)	1,121.2	4,014.4
Net Gain (Loss) on Hedges	(9.6)	13.5	46.4	51.4	61.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	313.9	681.7	(1,541.2)	(4,912.6)	(8,570.7)
Equity, As Adjusted	11,459.1	11,193.9	10,843.0	10,627.8	10,528.4
Debt, As Adjusted and Lease Liability	3,497.7	3,499.0	3,518.0	3,521.0	3,524.8
Total Adjusted Capital	$14,956.8	$14,692.9	$14,361.0	$14,148.8	$14,053.2

Leverage Ratio	23.4%	23.8%	24.5%	24.9%	25.1%

9.8